Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
Return of Stated Capital
On February 11, 2020, a return of stated capital of $146 million was approved.
NRLP
On January 31, 2020, the Mississaugas of the Credit First Nation purchased an additional 19.9% equity interest in NRLP. On this date, Hydro One Networks sold to the Mississaugas of the Credit First Nation,through a trust, a 19.9% equity interest in NRLP for total consideration of $9 million. Following this transaction, Hydro One's interest in the equity portion of NRLP was reduced to 55%, with the Six Nations of the Grand River Development Corporation and the Mississaugas of the Credit First Nation owning 25% and 20%, respectively, of the equity interest in NRLP.
Stock Options
On January 16, 2020, Hydro One Limited issued from treasury common shares in accordance with provisions of the LTIP. This issuance resulted from the exercise of 117,980 stock options for cash proceeds of $2 million.